UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ◻

Check the appropriate box:
◻	Preliminary Proxy Statement
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◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

BRIDGEWATER BANCSHARES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V86524-P46351 BRIDGEWATER BANCSHARES, INC. 2026 Annual Meeting Vote by April 27, 2026 11:59 PM ET You invested in BRIDGEWATER BANCSHARES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 28, 2026 at 2:00 PM Central Time. Vote Virtually at the Meeting* April 28, 2026 2:00 PM Central Time Virtually at: www.virtualshareholdermeeting.com/BWB2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. BRIDGEWATER BANCSHARES, INC. 4450 EXCELSIOR BLVD., SUITE 100 ST. LOUIS PARK, MN 55416

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V86525-P46351 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Jerry Baack 02) Lisa Brezonik 03) Mary Jayne Crocker 04) James Johnson 05) David Juran 06) Mohammed Lawal 07) Douglas Parish 08) Jeffrey Shellberg 09) Thomas Trutna 10) Todd Urness 11) David Volk 2. Approve, on a non-binding, advisory basis, the compensation paid to our named executive officers; For 3. Approve the Bridgewater Bancshares, Inc. 2026 Equity Incentive Plan; and For 4. Ratify the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2026. For NOTE: This proxy will be voted in the discretion of the named proxies upon all other matters that may properly be brought before the meeting and any adjournments or postponements of the meeting.